                                                                     EXHIBIT 1.1

                               EL PASO CORPORATION

                        17,647,059 Shares of Common Stock

                             Underwriting Agreement


                                                               December 20, 2001

J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017

Ladies and Gentlemen:

                  El Paso Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to J.P. Morgan Securities Inc. (the "Underwriter") an aggregate of 17,647,059 shares of Common Stock, par value $3.00 per share, of the Company (the "Underwritten Shares") and, for the sole purpose of covering over-allotments in connection with the sale of the Underwritten Shares, at the option of the Underwriter, up to an additional 2,647,059 shares of Common Stock of the Company (the "Option Shares"). The Underwritten Shares and the Option Shares are herein referred to as the "Shares". The shares of Common Stock of the Company to be outstanding after giving effect to the sale of the Shares are herein referred to as the "Common Stock". The Common Stock, including the Shares, have attached thereto certain rights (the "Rights") to purchase one two-hundredth of a share of Series A Junior Participating Preferred Stock (the "Series A Preferred"). The Rights are to be issued pursuant to an amended and restated rights agreement dated as of January 20, 1999 between EquiServe Trust Company, N.A. and the Company, as amended.

                  The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement (File No. 333-59704), including a prospectus, relating to the Shares and Rights. The registration statement as amended to the date of this Agreement is referred to in this Agreement as the "Registration Statement". The term "Base Prospectus" means the prospectus included in the Registration Statement. The Company has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the "Prospectus Supplement") specifically relating to the Shares pursuant to Rule 424 under the Securities Act. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. The Base Pro-spectus as supplemented by any applicable Prospectus Supplement specifically relating to the Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "Prospectus." Any reference in this Agreement to the Registration Statement, the Base Prospectus, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are deemed to be incorporated by reference therein.

         The Company hereby agrees with the Underwriter as follows:

         1. The Company agrees to issue and sell the Underwritten Shares to the Underwriter as hereinafter provided, and the Underwriter, upon the basis of the representations and warranties herein contained, but subject to the terms and conditions hereinafter stated, agrees to purchase from the Company the Underwritten Shares at a purchase price per share of $42.50 (the "Purchase Price").

         In addition, the Company agrees to issue and sell the Option Shares to the Underwriter as hereinafter provided, and the Underwriter, on the basis of the representations and warranties herein contained, but subject to the terms and conditions hereinafter stated, shall have the option to purchase from the Company up to an aggregate of 2,647,059 Option Shares at the Purchase Price, for the sole purpose of covering over-allotments (if any) in the sale of Underwritten Shares by the Underwriter.

         The Underwriter may exercise the option to purchase the Option Shares at any time (but not more than once) on or before the thirtieth day following the date of this Agreement, by written notice from the Underwriter to the Company. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than ten full Business Days (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Any such notice shall be given at least two Business Days prior to the date and time of delivery specified therein.

         2. The Company understands that the Underwriter intends (i) to make a public offering of the Shares as soon as in its judgment is advisable after the parties hereto have executed and delivered this Agreement and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

         3. Payment for the Shares shall be made by wire transfer in immediately available funds to the account specified by the Company to the Underwriter, in the case of the Underwritten Shares, at 10:00 a.m. EST on December 27, 2001, or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Underwriter and the Company may agree upon in writing or, in the case of the Option Shares, on the date and time specified by the Underwriter in the written notice of the Underwriter's election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares are referred to herein as the "Closing Date" and the time and date for such payment for the Option Shares, if other than the Closing Date, are referred to herein as the "Additional Closing Date". As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

         Payment for the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Underwriter for its account of the Shares to be purchased on such date registered in such names and in such denominations as the Underwriter shall request in writing not later than two full Business Days prior to the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the transfer to the Underwriter of the Shares duly paid by the Company. The certificates for the Shares will be made available for inspection and packaging by the Underwriter at its office set forth above not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date or the Additional Closing Date, as the case may be.

         4. The Company represents and warrants to the Underwriter that:

         (a) the Company and the transactions contemplated by this Agreement meet the requirements and conditions for using a registration statement on Form S-3 under the Securities Act, and the Registration Statement has been declared effective by the Commission; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission;

         (b) on the effective date of the Registration Statement, the Registration Statement conformed in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Registration Statement, as of the date of this Agreement, conforms and, as amended or supplemented, if applicable, will conform in all material respects to the requirements of the Securities Act and the rules and regulations on the Commission thereunder, and does not include and, as amended or supplemented, if applicable, will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, as of the date of its filing, and as amended or supplemented, if applicable, conforms or will conform in all material respects to the requirements of the Securities Act and the rules and regulations on the Commission thereunder and, as of the date of its filing, did not or will not include, and as of the Closing Date or the Additional Closing Date or as amended or supplemented, if applicable, will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing representations and warranties shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein;

         (c) the documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, conformed and will conform in all material respects with the requirements of the Securities Act, the Exchange Act or the rules and regulations of the Commission thereunder, as applicable, and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was filed and on the Closing Date and the Additional Closing Date, as the case may be, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, and with respect to the Prospectus, in light of the circumstances under which they were made, not misleading;

         (d) the Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified, individually or in the aggregate, would not have a material adverse effect on the financial condition, business, properties or results of operations of the Company and its subsidiaries taken as a whole ("Material Adverse Effect");

         (e) each subsidiary set forth on Schedule I hereto (each, a "Significant Subsidiary") of the Company has been duly incorporated or formed, as the case may be, and is an existing corporation, limited liability company or limited partnership in good standing under the laws of the jurisdiction of its incorporation or formation, as the case may be, with power and authority (corporate or other) to own its properties and conduct its business as described in the Prospectus; and each such Significant Subsidiary is duly qualified to do business as a foreign corporation, limited liability company or limited partnership in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified, individually or in the aggregate, would not have a Material Adverse Effect; all of the issued and outstanding equity interests of each Significant Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable (except, with respect to El Paso Field Services, L.P., to the extent such nonassessability may be affected by Section 17-607 of the Delaware Revised Limited Partnership Act as amended); and the equity interests of each Significant Subsidiary owned by the Company, directly or through subsidiaries, are owned free from liens, claims, or adverse interests of any nature;

         (f) except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws and rules and regulations of the National Association of Securities Dealers, Inc. ("NASD") in connection with the purchase and distribution of the Shares by the Underwriter, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby;

         (g) the execution, delivery and performance of this Agreement, and the issuance and sale of the Shares and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any Significant Subsidiary or any of their properties, or (ii) any agreement or instrument to which the Company or any such Significant Subsidiary is a party or by which the Company or any such Significant Subsidiary is bound or to which any of the properties of the Company or any Significant Subsidiary is subject, or (iii) the charter or by-laws of the Company or any such Significant Subsidiary, except in the case of clauses (i) and
     (ii), for any such breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect and the Company has full power and authority to authorize, issue and sell the Shares as contemplated by this Agreement;

         (h) this Agreement has been duly authorized, executed and delivered by the Company;

         (i) the Shares to be issued and sold by the Company to the Underwriter hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof contained in the Company's Form 8-A/A filed pursuant to the Exchange Act and incorporated by reference in the Prospectus;

         (j) the Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company, including the Shares, when issued and delivered in accordance with this Agreement, have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus;

         (k) the Rights Agreement has been duly authorized, executed and delivered by the Company; the Rights have been duly authorized and validly issued by the Company, and the Series A Preferred has been duly authorized by the Company and validly reserved for issuance and upon the exercise of the Rights in accordance with the terms of the Rights Agreement, will be validly issued, fully paid and non-assessable;

         (l) neither the Company nor any Significant Subsidiary is (i) in violation of its respective charter or by-laws or (ii) in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any Significant Subsidiary is a party or by which the Company or any Significant Subsidiary or their respective property is bound, except in the case of clause (ii) for any such default as would not, individually or in the aggregate, have a Material Adverse Effect;

         (m) except as disclosed in the Prospectus, the Company and its Significant Subsidiaries have good and indefeasible title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its Significant Subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

         (n) except as disclosed in the Prospectus, neither the Company nor any of its Significant Subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would, individually or in the aggregate, have a Material Adverse Effect; and, except as disclosed in the Prospectus, the Company is not aware of any pending investigation which could reasonably be expected by the Company to lead to such a claim;

         (o) except as disclosed in the Prospectus and the documents incorporated by reference therein, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement; and no such actions, suits or proceedings are, to the Company's knowledge, threatened or contemplated;

         (p) the financial statements incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Prospectus, such consolidated financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the schedules included in the Registration Statement present fairly the information required to be stated therein; and the assumptions used in preparing the pro forma financial statements incorporated by reference in the Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts;

         (q) except as disclosed in the Prospectus, since the date of the latest audited financial statements incorporated by reference in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the financial condition, business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

         (r) no "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act has indicated to the Company that it is considering (i) the downgrading, suspension or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating assigned to the Company or any securities of the Company or (ii) any change in the outlook for any rating of the Company or any securities of the Company;

         (s) the Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be (i) an "investment company" as defined in the Investment Company Act of 1940, as amended, or (ii) a "holding company" within the meaning of, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended, and the rules and regulations promulgated by the Commission thereunder;

         (t) each of PricewaterhouseCoopers LLP and Deloitte & Touche LLP, who have expressed their opinions on the audited financial statements and related schedules included or incorporated by reference in the Registration Statement and the Prospectus are independent public accountants as required by the Securities Act;

         (u) the Company is subject to and in compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on The New York Stock Exchange, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from The New York Stock Exchange, nor has the Company received any notification that the Commission or the NASD is contemplating terminating such registration or listing; and

         (v) the Company has not distributed and, prior to the later of (i) the Closing Date and (ii) the completion of the distribution of the Shares, will not distribute any written offering material in connection with the offering and sale of the Shares other than the Registration Statement or any amendment thereto, or the Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Securities Act.

         5. The Company covenants and agrees with the Underwriter as follows:

         (a) to file the final Prospectus with the Commission within the time period specified by Rule 424(b) under the Securities Act and to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange

     Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; and to furnish copies of the Prospectus to the Underwriter in New York City prior to 10:00 a.m., New York City time, on the Business Day next succeeding the date of this Agreement in such quantities as the Underwriter may reasonably request;

         (b) to deliver, at the expense of the Company, to the Underwriter signed copies of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein, and as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as the Underwriter may reasonably request;

         (c) before filing any amendment or supplement to the Registration Statement or the Prospectus during the Distribution Period to furnish to the Underwriter a copy of the proposed amendment or supplement for review and not to file any such proposed amendment or supplement to which the Underwriter reasonably and timely object;

         (d) to advise the Underwriter promptly, and to confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective, (ii) when any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the underwriter with copies thereof, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Prospectus or any supplemental prospectus or the initiation or, to the Company's knowledge, threatening of any proceeding for that purpose, (v) of the occurrence of any event, as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, and (vi) of the receipt by the Company of any notification with respect to any suspension of the registration or qualification of the Shares for offer and sale in any jurisdiction or the initiation or, to the Company's knowledge, threatening of any proceeding for such purpose, and to use its commercially reasonable efforts to prevent the issuance of any such stop order, or of any order preventing or suspending the use of the Prospectus or any supplemental prospectus, or of any order suspending any such registration or qualification of the Shares, or notification of any such order thereof and, if issued, to obtain as soon as possible the withdrawal thereof;

         (e) if, during such period of time after the first date of the public offering of the Shares a prospectus relating to the Shares is required by law to be delivered in connection with sales by the Underwriter or any dealer (the "Distribution Period"), any event shall occur as a result of which it is necessary for the Underwriter to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary for the Underwriter to amend or supplement the Prospectus to comply with applicable law, the Company shall use its commercially reasonable efforts forthwith to prepare and furnish, at the expense of the Company, to the Underwriter and to the dealers (whose names and addresses the Underwriter will furnish to the Company) to which Shares may have been sold by the Underwriter and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

         (f) to endeavor to register or qualify the Shares for offer and sale under the securities or blue sky laws of such jurisdictions as the Underwriter shall reasonably request and to continue such registration or qualification in effect so long as reasonably required for distribution of the Shares; provided that the Company shall not be required to file a general consent to service of process in any such jurisdiction or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified;

         (g) to make generally available to its security holders and to the Underwriter as soon as practicable an earnings statement covering a period of at least twelve months beginning not later than the first fiscal quarter of the Company occurring after the date hereof, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

         (h) during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act in connection with sales of the Securiites, to file all documents required to be filed by it with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act;

         (i) for a period of 90 days from the date of the initial public offering of the Shares not to directly or indirectly (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, or any securities of the Company which are substantially similar to the Common Stock or (ii) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise without the prior written consent of the Underwriter, which shall not be unreasonably withheld, other than (i) the Shares to be sold hereunder, (ii) any shares of Common Stock of the Company issued upon the conversion of any convertible debentures, convertible preferred stock or other convertible securities or the exercise of options, warrants and rights outstanding on the date of the Prospectus, (iii) options granted or stock issued upon the exercise of options and sold under existing employee stock purchase or option plans or (iv) shares issued under the Company's direct stock purchase and dividend reinvestment plan;

         (j) to use the net proceeds received by the Company from the sale of the Shares pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

         (k) to use its reasonable commercial efforts to list, subject to notice of issuance, the Shares on The New York Stock Exchange; and

         (l) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all reasonable costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution and delivery of the Shares, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any supplemental prospectus (including in each case all exhibits, amendments and supplements thereto),
     (iii) incurred in connection with the registration or qualification of the Shares under the securities or blue sky laws of such jurisdictions in the United States as the Underwriter may reasonably designate (including fees of counsel for the Underwriter and its disbursements), (iv) in connection with the listing of the Shares on The New York Stock Exchange, (v) expenses related to any filing with the NASD, (vi) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, any blue sky survey and the furnishing to the Underwriter and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided, (vii) any expenses incurred by the Company in connection with a "road show" presentation to potential investors, (viii) the cost of preparing stock certificates and
     (ix) the cost and charges of any transfer agent and any registrar provided that, except as otherwise provided herein, the Underwriter shall pay its own costs and expenses including the fees and expenses of their counsel and any transfer taxes on the Shares which they may sell and the expenses of advertising any offering of the Shares made by the Underwriter.

         6. The obligations of the Underwriter hereunder to purchase the Shares on the Closing Date or the Additional Closing Date, as the case may be, are subject to the performance by the Company of its obligations hereunder and to the following additional conditions:

         (a) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; and all requests for additional information shall have been complied with to the satisfaction of the Underwriter;

         (b) the representations and warranties of the Company contained herein are true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be, as if made on and as of the Closing Date or the Additional Closing Date, as the case may be, and the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be;

         (c) subsequent to the execution and delivery of this Agreement and prior to the Closing Date or the Additional Closing Date, as the case may be, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any downgrading, (ii) any intended or potential downgrading or (iii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

         (d) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the financial condition, business, properties or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Underwriter makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus; and neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus;

         (e) the Underwriter shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate of an executive officer of the Company, with specific knowledge about the Company's financial matters, satisfactory to the Underwriter to the effect set forth in subsections (a) through (d) of this Section and to the further effect that there has not occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the financial condition, business, properties or results of operations of the Company and its subsidiaries taken as a whole from that set forth or contemplated in the Registration Statement;

         (f) Andrews & Kurth LLP, counsel for the Company, shall have furnished to the Underwriter their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Underwriter, to the effect that:

             (i) the Shares have been duly authorized and are validly issued, fully paid and non-assessable; and the authorized capital stock of the Company conform, as to legal matters, in all material respects to the description thereof contained in the Company's Form 8-A/A filed pursuant to the Exchange Act and incorporated by reference in the Prospectus;

             (ii) no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Shares by the Company, except such as have been obtained and made under the Securities Act and such as may be required under state securities laws, as to which such counsel need not opine;

             (iii) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, and the issuance and sale by the Company of the Shares will not violate
         (i) any provision of applicable United States federal law, New York law or Delaware General Corporation Law, or (ii) the Certificate of Incorporation or Bylaws of the Company, except, in the case of clause
         (i), for any such violation as would not, individually or in the aggregate, have a Material Adverse Effect and the Company has full power and authority to authorize, issue and sell the Shares as contemplated by this Agreement;

             (iv) the Registration Statement has become effective under the Securities Act, the Prospectus was filed with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission thereunder, and to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, and the Registration Statement, as of its effective date, and the Prospectus, as of the date of this Agreement, and any amendment or supplement thereto, as of its date, complied as to form in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder; the descriptions in the Registration Statement and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects and fairly present in all material respects the information required to be shown; and such counsel does not know of any legal or governmental proceedings required to be described in the Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required, it being understood that such counsel need not express an opinion as to the financial statements and schedules or other financial data contained in the Registration Statement or the Prospectus;

             (v) each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for financial statements and schedules and other financial or statistical data included or incorporated by reference therein or omitted therefrom, as to which such counsel need not express an opinion) appeared on its face to be appropriately responsive in all material respects with the Exchange Act; and the Registration Statement and Prospectus (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which such counsel need not express an opinion) appeared on their face to be appropriately responsive in all material respects with the requirements of the Securities Act; and

             (vi) this Agreement has been duly authorized, executed and delivered by the Company; and

             (vii) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be, (i) an "investment company" as such term is defined in the Investment Company Act of 1940, as amended, or (ii) a "holding company" within the meaning of, or subject to regulation under, the

         Public Utility Holding Company Act of 1935, as amended, and the rules and regulations promulgated by the Commission thereunder.

         In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and the States of Delaware, New York and Texas, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriter's counsel) of other counsel reasonably acceptable to the Underwriter's counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company. The opinion of such counsel for the Company shall state that the opinion of any such other counsel upon which they relied is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriter and it is justified in relying thereon.

         In addition, such counsel shall state that in the course of the preparation by the Company of the Registration Statement and the Prospectus (including the documents incorporated by reference therein), such counsel has participated in conferences with certain of the officers and representatives of the Company, the Company's independent accountants, the Underwriter and counsel for the Underwriter at which the Registration Statement and the Prospectus were discussed. Between the date of effectiveness of the Registration Statement, the Closing Date and the Additional Closing Date, if applicable, such counsel participated in additional conferences with certain officers and representatives of the Company, the Company's independent accountants, the Underwriter and counsel for the Underwriter at which portions of the Registration Statement and the Prospectus were discussed. Such counsel need not pass upon and or assume any responsibility for the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement or the Prospectus nor make an independent check or verification thereof, except as specifically described in the opinion in paragraphs (iv) and (v) above. Such counsel shall further state that, subject to the foregoing, no facts have come to such counsel's attention that have caused them to believe that the Registration Statement, at the time it became effective, contained or incorporated by reference any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that Prospectus, as of its date, contained or incorporated by reference any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Also, subject to the foregoing, such counsel shall state that no facts have come to such counsel's attention in the course of the proceedings described in the first and second sentences of this paragraph that caused them to believe that the Prospectus as of the Closing Date or Additional Closing Date, as applicable, contains or incorporates by reference any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel need express no belief, however, with respect to financial statements, schedules or notes thereto or other financial data included or incorporated by reference in or omitted from the Registration Statement or Prospectus.

         The opinion of Andrews & Kurth LLP described above shall be rendered to the Underwriter at the request of the Company and shall so state therein;

         (g) Peggy Heeg, Senior Vice President and Deputy General Counsel or the Associate General Counsel for the Company, shall have furnished to the Underwriter his written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Underwriter, to the effect that:

             (i) each of the Company and its Significant Subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and each is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or to be in good standing, individually or in the aggregate, would not have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its subsidiaries, taken as a whole;

             (ii) the execution, delivery and performance of this Agreement, the compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby and thereby will not, to such counsel's knowledge, (A) violate any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any Significant Subsidiary is a party or by which the Company or any subsidiary or their respective property is bound or (B) violate or conflict with any judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any subsidiary or their respective property, except in each case, for such violations as would not have a material adverse effect on the business, properties, financial condition or results of operation of the Company and its subsidiaries, taken as a whole;

             (iii) to such counsel's knowledge after due inquiry, there are no legal or governmental proceedings required to be described in the Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or schedules or other financial data contained in the Registration Statement or the Prospectus;

             (iv) the statements under (A) the caption "Item 3 - Legal Proceedings" of the Company's most recent annual report on Form 10-K incorporated by reference into the Prospectus and (B) the caption "Item 1 - Legal Proceedings" of Part II of the Company's quarterly reports on Form 10-Q filed since such annual report, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present as of the date of the applicable report the information disclosed therein in all material respects; and

             (v) (A) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not violate any provisions of any applicable laws and regulations specifically governing the generation, transportation, distribution or delivery of natural gas, oil, electricity or other related commodities or services, including pipelines, transmission lines, storage facilities and related facilities and equipment, or the import or export of such commodities or services (collectively, the "Energy Industry") and (B) no consent, approval, --------------- authorization or order of or qualification with any United States federal body or agency specifically regulating the Energy Industry is required for the performance by the Company of its obligations under this Agreement, except in each of the foregoing cases for such violations or failures to obtain such consent, approval, authorization, order or qualification as would not have a material adverse effect on the business, properties, financial condition or results of operation of the Company and its subsidiaries, taken as a whole.

         The opinion of Peggy Heeg, described above shall be rendered to the Underwriter at the request of the Company and shall so state therein;

         (h) on the Closing Date or Additional Closing Date, each of PricewaterhouseCoopers LLP and Deloitte and Touche LLP shall have furnished to the Underwriter letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, containing statements and information of the type customarily in-cluded in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus;

         (i) the Underwriter shall have received on and as of the Closing Date or Additional Closing Date, as the case may be, an opinion of Cahill Gordon & Reindel, counsel to the Underwriters, with respect to the due authorization and valid issuance of the Shares, the Registration Statement, the Prospectus and other related matters as the Underwriter may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

         (j) the Shares to be delivered on the Closing Date or Additional Closing Date, as the case may be, shall have been approved for listing on The New York Stock Exchange, subject only to official notice of issuance;

         (k) the "lock-up" agreements, each substantially in the form of Exhibit A hereto, between you on the one hand and each of the executive officers and directors of the Company, on the other hand, relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date or Additional Closing Date, as the case may be; and

         (l) on or prior to the Closing Date or Additional Closing Date, as the case may be, the Company shall have furnished to the Underwriter such further certificates and documents as the Underwriter shall reasonably request.

         7. The Company agrees to indemnify and hold harmless the Underwriter, each affiliate of the Underwriter which assists the Underwriter in the distribution of the Shares and each person, if any, who controls the Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted) insofar as such losses, claims, damages or liabilities are (i) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (the term Prospectus for the purpose of this Section 7 being deemed to include the Prospectus and the Prospectus as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or (ii) caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided in any case that the Company shall not be liable to the extent that such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein.

         The Underwriter agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person who controls the Company within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Underwriter, but only with reference to information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto.

         If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriter, each affiliate of the Underwriter which assists the Underwriter in the distribution of the Shares and such control persons of the Underwriter shall be designated in writing by the underwriter and any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff in any such action, the Indemnifying Person agrees to indemnify and hold harmless any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the In-demnified Person for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

         If the indemnification provided for in the first or second paragraphs of this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriter on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other hand shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Company and the total underwriting discounts received by the Underwriter, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Shares. The relative fault of the Company on the one hand and the Underwriter on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall the Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Underwriter or any person controlling the Underwriter or by or on behalf of the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Shares.

         8. Notwithstanding anything herein contained, this Agreement (or the obligations of the Underwriter with respect to the Option Shares) may be terminated in the absolute discretion of the Underwriter, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (or, in the case of the Option Shares, prior to the Additional Closing Date) (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange or the American Stock Exchange or the Nasdaq National Market, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities, or if there has been a material disruption in securities settlement or clearance services in the United States, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Underwriter, is material and adverse and which, in the judgment of the Underwriter, makes it impracticable to market the Shares being delivered at the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus.

         9. This Agreement shall become effective upon execution and delivery hereof by the parties hereto.

         10. If this Agreement shall be terminated by the Underwriter because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the Underwriter's obligations cannot be fulfilled, the Company agrees to reimburse the Underwriter for all out-of-pocket expenses (including the fees and expenses of its counsel) reasonably incurred by the Underwriter in connection with this Agreement or the offering contemplated hereunder and upon demand the Company shall pay the full amount thereof to the Underwriter.

         11. This Agreement shall inure to the benefit of and be binding upon the Company, the Underwriter, each affiliate of the Underwriter which assists the Underwriter in the distribution of the Shares, directors and officers of the Company any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Shares from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

         12. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriter shall be given to the J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017 (telefax: 212-648-5552); Attention: Syndicate Department. Notices to the Company shall be given to it at 1001 Louisiana Street, Houston, Texas 77002; Attention:
Legal Department (telefax: 713-420-4099).

         13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         14. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

         15. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

         16. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and plural include one another. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Underwriter.

         If the foregoing is in accordance with your understanding, please sign and return four counterparts hereof.


                                         Very truly yours,

                                         EL PASO CORPORATION


                                         By: /s/ John Hopper
                                             -----------------------------------
                                             Name:  John Hopper
                                             Title: Vice President

Accepted as of the date first written above:

J.P. MORGAN SECURITIES INC.


By: /s/ Michael Tiedemann
    -------------------------------------
    Name:  Michael Tiedemann
    Title: Managing Director

                                   SCHEDULE I


El Paso Natural Gas Company
El Paso Tennessee Pipeline Co.
Southern Natural Gas Company
El Paso Field Services, LP
El Paso Production Holding Company
El Paso Merchant Energy Holding Company
El Paso CGP Company

                                                                       EXHIBIT A


                           [Form of Lock-Up Agreement]

J.P. MORGAN SECURITIES INC.
270 Park Avenue
New York, New York  10017

                 Re: El Paso Corporation - Common Stock Offering

Ladies and Gentlemen:

                  The undersigned understands that you have entered into an Underwriting Agreement (the "Underwriting Agreement") with El Paso Corporation, a Delaware corporation (the "Company"), providing for the public offering (the "Public Offering") by you (the "Underwriter") of Common Stock, par value $3.00 per share (the "Common Stock"), of the Company. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

                  In consideration of your agreement to purchase and make the Public Offering of the Common Stock, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without your prior written consent, which shall not be unreasonably withheld, the undersigned will not, during the period (the "Lock-Up Period") ending 45 days after the date of the prospectus relating to the Public Offering (the "Prospectus"), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock (including, but not limited to, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) other than (A) as a bona fide gift or bona fide gifts, provided, however, that the recipient of such bona fide gift or bona fide gifts shall execute a copy of and be bound by the terms of, this Agreement or (B) the sale of any shares of Common Stock acquired upon the exercise of options granted under the Company's stock option or stock incentive plans that would otherwise expire during the Lock-Up Period, or (2) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or any securities of the Company which are substantially similar to the Common Stock, including, but not limited to, any security convertible into or exercisable or exchangeable for Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of the Underwriter, which shall not be unreasonably withheld, it will not, during the period ending 45 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

         In furtherance of the foregoing, the Company and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

         The undersigned understands that, if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, this Lock-Up Agreement shall terminate and be of no further force or effect, and the undersigned shall be released from all obligations under this Lock-Up Agreement.

         The undersigned understands that the Underwriter proposes to proceed with the Public Offering in reliance upon this Lock-Up Agreement.

                  THIS LOCK-UP AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.


                                             Very truly yours,


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


Accepted as of the date first set forth above:

J.P. MORGAN SECURITIES INC.



By:
    ------------------------------
     Name:
     Title: